UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2009

IMAGE ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 24, 2009, Image Entertainment, Inc. (the “Company”) entered into an amendment (the "Amendment”) to the Securities Purchase Agreement, dated December 21, 2009 (the “SPA”), with JH Partners, LLC, as the investor representative (the “Investor Representative”) for JH Investment Partners Evergreen Fund, L.P. (“JH Investment Evergreen”), JH Investment Partners III, L.P. (“JH Investment III”) and JH Investment Partners GP Fund III, LLC (“JH Investment GP Fund” and together with JH Investment Evergreen and JH Investment III, the “Investors”). The Amendment changed the date by which the Investors could terminate the SPA from December 24, 2009 to December 29, 2009 if the Company and the Investors have not achieved by such date a reduction in obligations to the Company’s creditors that is satisfactory to the Investors in their sole discretion (such date, the “Investors Termination Date”). On December 29, 2009, the Company and the Investor Representative agreed to further extend the Investors Termination Date from December 29, 2009 to 12 p.m., Pacific time, on December 30, 2009. The Investors did not terminate the SPA.

On December 30, 2009, the Company entered into Amendment Number 2 to the SPA (the “Second Amendment”) with the Investor Representative. The Second Amendment amended one of the closing conditions of the SPA to require that the Company’s board of directors (the “Board”) appoint three persons nominated by the Investors to the Board effective as of the Initial Closing Date (as defined in the SPA) and all of the current members of the Board will resign. In addition, the Second Amendment added an additional covenant where the Company agreed to pay the Investor Representative or its designee a management fee of $300,000 on each of December 31, 2010 and December 31, 2011.

See Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2009 for a description of the terms and conditions of the SPA.

The foregoing descriptions of the Amendment and the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the Amendment and the Second Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment to Securities Purchase Agreement, dated December 24, 2009, by and between Image Entertainment, Inc. and JH Partners, LLC.

10.2	Amendment Number 2 to Securities Purchase Agreement, dated December 30, 2009, by and between Image Entertainment, Inc. and JH Partners, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.
Dated:	December 31, 2009	By:	/s/ Michael B. Bayer

Michael B. Bayer Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Securities Purchase Agreement, dated December 24, 2009, by and between Image Entertainment, Inc. and JH Partners, LLC.

10.2	Amendment Number 2 to Securities Purchase Agreement, dated December 30, 2009, by and between Image Entertainment, Inc. and JH Partners, LLC.